T. Rowe Price International Value Equity Fund

Supplement to Summary Prospectus Dated March 1, 2019

Effective July 1, 2019, Colin McQueen will replace Sebastien Mallet as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2019, Colin McQueen will replace Sebastien Mallet as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. McQueen joined T. Rowe Price International in 2019.

The date of this supplement is May 28, 2019.

F127-041-S 5/28/19